UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 9, 2004


                               CALPINE CORPORATION
                            (A Delaware Corporation)

                        Commission file number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 -- OTHER EVENTS.


     On November 9, 2004, Calpine Corporation (the "Company") filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the "Report") with the Securities and Exchange Commission. The document listed as
Exhibit 99.1 to the Report was inadvertently omitted from such filing. Accordingly, the Company is filing such document as Exhibit 99.1 to this Form 8-K.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


(a) Financial Statements of Businesses Acquired.


     Not  Applicable


(b) Pro Forma Financial Information.


     Not  Applicable


(c) Exhibits.


     99.1 Term Debenture, issued August 23, 2001, by Calpine Canada Resources Ltd., to Calpine Canada Energy Finance II ULC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALPINE CORPORATION

                                  By:  /s/ Charles B. Clark, Jr.
                                       ------------------------------------
                                       Charles B. Clark, Jr.
                                       Senior Vice President and Controller
                                       Chief Accounting Officer

Date: November 10, 2004

                                 EXHIBIT INDEX

 Exhibit    Description
 -------   -------------
   99.1 Term Debenture, issued August 23, 2001, by Calpine Canada Resources Ltd., to Calpine Canada Energy Finance II ULC.

EXHIBIT 99.1

                                                                  Execution Copy



                                 TERM DEBENTURE




        CALPINE CANADA RESOURCES LTD., a corporation subsisting under the laws of the Province of Alberta, Canada ("Issuer")

(pound)275,000,000
Due:  April 25, 2021

     THIS DEBENTURE is issued this 23rd day of August, 2001 by the Issuer, whose principal office or place of business is located at Suite 1000, 350 - 7th Avenue S.W., Calgary, Alberta, to Calpine Canada Energy Finance II ULC, an unlimited liability company subsisting under the laws of the Province of Nova Scotia (the "Holder") with a registered office at Suite 800, Purdy's Wharf Tower One, 1959 Upper Water Street, P.O. Box 997, Halifax, Nova Scotia.

     WHEREAS this Debenture is issued to Calpine Canada Energy Finance II ULC, the initial Holder, as consideration for an advance made by Holder to Issuer for general corporate purposes;

     AND WHEREAS it is intended that this Debenture may be used by the Holder to arrange its financing and may be held by the Holder, or sold, assigned, pledged as security from time to time by the Holder, (or otherwise used or transferred by the Holder) in connection with the Holder's financing activities;

     NOW  THEREFORE  for  good  and  valuable  consideration  (the  receipt  and
sufficiency   of  which  is  hereby   acknowledged),   the   Issuer   covenants,
acknowledges, represents and warrants as follows:

                                    ARTICLE 1
                                 INTERPRETATION

1.1  Definitions

Each word and phrase with initial capitals used in this Debenture has the meaning assigned to it in Schedule "A".

1.2  Statutes

A reference in this Debenture to a statute refers to that statute as it may be amended from time to time, and to any restated or successor legislation of comparable effect.

1.3  Generally Accepted Accounting Terms

Where the Canadian Institute of Chartered Accountants includes a recommendation in its Handbook concerning the treatment of any accounting matter, such recommendation shall be regarded as the only generally accepted accounting principle applicable to the circumstances that it covers and references herein to generally accepted accounting principles shall be interpreted accordingly.

1.4  Headings

The division of this Debenture into Articles, Sections, and Schedules and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Debenture. The Article, Section and Schedule headings in this Debenture are not intended to be full or precise descriptions of the text to which they refer and shall not be considered part of this Debenture.

1.5  Number and Gender

In this Debenture, words in the singular include the plural and vice versa and words in one gender include all genders.

1.6  Currency

All sums of money payable under this Debenture shall be denominated in Pounds Sterling.

1.7  Schedules

The following Schedules are incorporated into and form part of this Debenture:

        SCHEDULE          DESCRIPTION
        --------          ------------
           A              Definitions
           B              Interest Rate Determinations


                                    ARTICLE 2
                               DEBENTURE PAYMENTS

2.1  Promise to Pay

The Issuer hereby acknowledges itself indebted to the Holder and:

     (a) promises to pay the Holder, by certified cheque (unless otherwise directed by the Holder) payable to or to the order of the Holder and delivered to the address of the Holder shown in the Register, on the Maturity Date (or on such earlier date as the principal indebtedness hereby evidenced may become payable in accordance with the terms hereof) the principal sum of (pound)275,000,000 (as restated from time to time pursuant to Section 2.4, the "Principal Amount"); and

     (b) promises to pay interest thereon to Holder, at the rate per annum equal to the Interest Rate in effect from time to time, both before and after maturity, default or judgment, together with interest on overdue interest at the same rate, provided that the amount of any such interest obligation payable on any Interest Payment Date shall be rounded down to the next whole pound.

Without limiting the Issuer's payment obligation, the Holder of this Debenture may demand payment of the Principal Amount by presenting and surrendering this Debenture on the Maturity Date (or on any earlier date the Principal Amount may become payable in accordance with the terms hereof) at the office of the Issuer in the City of Calgary, Alberta, specified in Section 7.3 hereof (or at such other place in Canada as the Issuer may designate from time to time by five (5) Business Days written notice to the Holder), or may demand payment in any other manner permitted by applicable law. Interest shall accrue on a daily basis (without compounding unless interest is overdue) and shall be calculated and payable in arrears on the following dates (each, an "Interest Payment Date"):
(I) on the last Business Day of each Interest Period (with the first such payment of interest becoming due and payable on the last Business Day of the first Interest Period of this Debenture); and (II) on such earlier date as the Principal Amount shall be repaid in full in accordance with the terms hereof. Interest hereon shall be paid in cash by wire transfer or uncertified cheque payable on the Interest Payment Date to the Holder, in the case of any uncertified cheque, mailed to the Holder's address as shown on the Register three (3) Business Days prior to the relevant Interest Payment Date.

2.2  Interest Reset

The Holder may, from time to time, on notice (each, an "Interest Reset Notice") delivered to the Issuer at least ninety (90) days and not more than 120 days prior to the Initial Reset Date or next Reset Date, as the case may be, advise the Issuer that, effective on the Initial Reset Date or next Reset Date, as applicable, the Interest Rate shall be calculated using the Premium and the Reference Rate proposed in such Interest Reset Notice, which Premium and Reference Rate shall be selected in the Holder's sole discretion. Not less than ten (10) Business Days prior to such Reset Date, the Issuer shall advise the Holder in writing (each, an "Interest Advisory Notice") if the Premium and Reference Rate stated in the relevant Interest Reset Notice are acceptable to the Issuer. If the Issuer:

     (a) delivers an Interest Advisory Notice to the Holder in which the Issuer agrees to accept such proposed Premium and Reference Rate, then, effective the Initial Reset Date or next Reset Date, as the case may be, this Debenture shall be and be deemed to be amended to replace the former Interest Rate with the Interest Rate arrived at by applying such proposed Premium and Reference Rate and the Holder and the Issuer shall forthwith execute all such documents and do or cause to be done all such further acts and things as may be necessary to evidence such amendment;

     (b) delivers an Interest Advisory Notice to the Holder in which the Issuer advises the Holder that it does not agree to accept such proposed Premium or Reference Rate, then the Issuer shall, on the Reset Date next following the delivery of the relevant Interest Reset Notice, repay the Principal Amount and all interest accrued thereon, without penalty, as is set forth in Section 2.3 hereof; or

     (c) fails to deliver an Interest Advisory Notice at least ten (10) Business Days prior to the Initial Reset Date or next Reset Date, as applicable, the Issuer shall be deemed to have accepted such proposed Premium and Reference Rate, and this Debenture shall, effective the Initial Reset Date or next Reset Date, as applicable, be and be deemed to be amended to replace the former Interest Rate with the Interest Rate arrived at by applying such proposed Premium and Reference Rate, and the Holder and the Issuer shall forthwith execute all such documents and do or cause to be done all such further acts and things as may be necessary to evidence such amendment.

2.3  Prepayment Right

The Issuer shall, if the Issuer receives an Interest Reset Notice which it does not accept, prepay all (but not less than all) of the Principal Amount to the Holder (the "Prepayment Right") on the Initial Reset Date or next Reset Date, as applicable. The Issuer shall be deemed to have exercised the Prepayment Right if, as provided for in Section 2.2(b), the Issuer delivers, at least ten (10) Business Days in advance of the Initial Reset Date or next Reset Date, as the case may be, an Interest Advisory Notice (in this Section the "Prepayment Notice") to the Holder pursuant to Section 2.2(b) rejecting the proposed Premium and Reference Rate; such Prepayment Notice shall be deemed to provide that the Issuer irrevocably elects to exercise the Prepayment Right. Upon such election, the Issuer shall be obligated to pay the Principal Amount and all accrued interest (but no amount on account of Holder's breakage costs or other costs or expenses arising from prepayment) to the Holder on the Initial Reset Date or next Reset Date, as the case may be. Except as set out above, the Issuer shall not prepay the Principal Amount without Holder's consent.

2.4  Partial Prepayment

If the Issuer is permitted by Holder to make a partial prepayment of Principal, the Principal Amount of this Debenture shall, upon receipt by the Holder of the amount being prepaid (the "Prepayment Amount"), be automatically restated at the date of prepayment (the "Prepayment Date") to be an amount equal to the original Principal Amount less the Prepayment Amount (the "Restated Principal Amount") and the Issuer shall forthwith record such prepayment and the Restated Principal Amount in the Register. The Holder
shall deliver this Debenture to the Issuer on or as soon as practicable after the Prepayment Date and the Issuer shall, in exchange therefor, issue a restated Debenture to the Holder reflecting the Restated Principal Amount; such restated Debenture shall represent the continuation of this Debenture and the indebtedness hereby except that the Principal Amount owing under the restated Debenture shall be the Restated Principal Amount.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

The Issuer represents and warrants to and in favour of the Holder that, on the date of this Debenture:

3.1  Incorporation

The Issuer is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and no proceedings for the liquidation, dissolution or winding up of the Issuer are pending or contemplated by the Issuer.

3.2  Corporate Power

The Issuer has the power, capacity, legal right and authority, and has taken all necessary corporate action, to issue and perform this Debenture.

3.3  Licenses

The Issuer has all necessary power, capacity, legal right and authority, and holds all material licenses, permits and consents which it requires, to own its property and to carry on its current business in each relevant jurisdiction, in each case, where the failure to hold such licenses, permits and consents would cause a material adverse effect to the business and operations of the Issuer.

3.4  No Conflict

Neither the issuance nor the performance of this Debenture requires the approval of any regulatory agency having jurisdiction over the Issuer where the failure to obtain such approval would be materially prejudicial to the enforcement hereof, nor is this Debenture in contravention of or in conflict with the constating documents or resolutions of the directors or shareholders of the Issuer or of the provisions of any Agreement to which the Issuer is a party or by which any of its property may be bound or of any statute, regulation, by-law, ordinance or other law where such contravention or conflict would be materially prejudicial to the enforcement hereof, or of any judgment, decree, award, ruling or order to which the Issuer or any of its property may be subject, where such contravention or conflict would be materially prejudicial to the enforcement hereof. No such action will oblige the Issuer to grant any Encumbrance to any Person other than the Holder.

3.5  No Default

To the best knowledge of the Issuer, the Issuer is not in breach of any material Agreement to which it is a party.

3.6  Enforceability

This Debenture constitutes a valid and legally binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, subject only to bankruptcy, insolvency or other statutes or judicial decisions affecting the enforcement of creditors' rights in general, and to general principles of equity under which specific performance and injunctive relief may be refused by a court in its discretion.

3.7  Financial Information

In all written information and financial statements supplied by the Issuer for the benefit of the Holder, the Issuer has made no untrue statement of any material fact and has revealed all material facts of which it is aware, the omission of which would make such information and statements misleading. The Issuer has disclosed all facts which materially adversely affect the business, properties, prospects or financial condition of the Issuer, or the ability of the Issuer to perform its obligations hereunder. All accounting information and financial statements of the Issuer supplied for the benefit of the Holder have been prepared in accordance with generally accepted accounting principles.

3.8  No Actions

There are no material actions, suits or judicial or arbitral proceedings pending or, to the knowledge of the Issuer, threatened against the Issuer in any court or other authority which the Issuer expects would result in a material adverse change in the business or financial condition of the Issuer.

3.9  Compliance with Laws

The Issuer is not in breach of any material by-law, law, statute, regulation, rule or order, of any authority relating in any way to the operation of its business, except where such breach would not have a material adverse effect on the business and affairs of the Issuer.

3.10 Judgments and Executions

There are no material judgments or executions filed or pending against the Issuer.

3.11 Insolvency Proceedings

The Issuer has not made any general assignment for the benefit of creditors nor has any receiving order been made against it under the provisions of the Bankruptcy and Insolvency Act (Canada) (or any analogous legislation in any other jurisdiction), nor has any petition for such an order been served upon it nor are there any proceedings in effect under the provision of the Winding-Up Act (Canada) or the Companies' Creditors Arrangement Act (Canada) (or any analogous legislation in any other jurisdiction), nor has any Receiver, administrator, monitor, custodian or official with similar powers been appointed by court order or privately respecting the Issuer or any of its assets or property.

3.12 Taxation Procedures

The Issuer has duly and timely filed all tax returns required to be filed by it, and has, other than such Taxes as are being contested in good faith, paid all Taxes which are due and payable where the failure to make such payments would cause a material adverse effect to the business or operations of the Issuer. The Issuer has paid all assessments and reassessments, and all other governmental charges, governmental royalties, penalties, interest and fines claimed against it on or before the date hereof other than such payments as are being contested in good faith. Adequate provision and installment payments have been made by the Issuer for Taxes and governmental royalties payable for the current period for which returns are not yet required to be filed. There are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any Taxes, governmental charges, governmental royalties or deficiency against the Issuer.

3.13 Material Liabilities

To the knowledge of the Issuer, there are no material liabilities of the Issuer, whether or not accrued and whether or not determined or determinable, in respect of which the Issuer is liable on the date of this Debenture which are not fully and properly reflected in the financial information of the Issuer delivered to the Holder or of which the Holder is not aware.

3.14 Intellectual Property

The Issuer owns or holds all material licenses, patents, trademarks, copyright, industrial design, know how, trade secrets and other industrial and intellectual property reasonably necessary for the conduct of its business and all such licenses are in good standing.

3.15 Reliance and Survival

All representations and warranties of the Issuer made herein or in any certificate or other document delivered by or on behalf of the Issuer for the benefit of the Holder shall survive the issuance of this Debenture and shall continue in full force and effect until the Obligations are discharged in full. The Holder shall be deemed to have relied upon each such representation and warranty notwithstanding any investigation made by or on behalf of the Holder at any time.

                                    ARTICLE 4
                             COVENANTS OF THE ISSUER

4.1  Conduct of Business

The Issuer shall diligently conduct its business in a proper and efficient manner so as to preserve and protect its business and assets.

4.2  Register of Holders

The Issuer shall, as part of its corporate records in its minute books, cause to be kept a register of Holders (the "Register") at the place where the Issuer may from time to time keep its minute book as required by applicable law. The register shall contain all particulars concerning the Debenture and the Holders as are required by applicable law or this Debenture, including the name and last known address of each Holder, the principal amount outstanding hereunder and a record of all sales, transfers and assignments (whether absolute or for the purpose of giving security) of this Debenture, in whole or in part. The initial registered Holder shall be Calpine Canada Energy Corp.

4.3      Books of Account

The Issuer shall keep proper books of account in accordance with generally accepted accounting principles and, provided that the Holder shall treat all such information as confidential and proprietary to the Issuer and shall not disclose such information to any Person (except to a governmental authority or judicial or quasi-judicial body having jurisdiction over the Holder or the Issuer on an as required basis or to an actual or potential assignee or purchaser of this Debenture on a need to know basis after obtaining such Person's agreement to treat such information as confidential and proprietary to the Issuer), the Issuer shall:

     (a) furnish to the Holder all information and statements relating to its business which the Holder reasonably requests; and

     (b) permit the Holder or its authorized agent at any time to have access to all premises occupied by the Issuer in order to examine the books of account and other financial records and reports of the Issuer and to have temporary custody of, make copies of and take extracts from such books, records and reports.

4.4  Taxes

The Issuer shall pay all material Taxes when due, other than such payments as are, at the relevant time, being contested in good faith.

4.5  Further Assurances

The Issuer shall at all times do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, transfers, mortgages, pledges and charges, security agreements, assignments, debentures and assurances as the Holder may reasonably require in order to give effect to the provisions of this Debenture.

4.6  Amalgamation

The Issuer shall not effect any amalgamation, merger or statutory arrangement with any Person (other than an affiliate of the Issuer as provided in the Business Corporations Act (Alberta)) without the prior written consent of the Holder, which consent shall not be unreasonably withheld.

4.7  Costs

The Issuer shall pay, or forthwith on demand reimburse, the Holder for all reasonable interest, commissions, costs of realization and other costs and expenses (including legal fees and expenses on a solicitor and his own client scale) incurred by the Holder or any Receiver in connection with the preparation, issuance, protection, enforcement of and advice with respect to this Debenture.

4.8  Reimbursements as Obligations

All amounts for which the Issuer is required hereunder to reimburse the Holder or any Receiver shall, from the date of disbursement until the date the Holder or such Receiver receives reimbursement, be deemed advanced to the Issuer by the Holder, shall be deemed to be Obligations and shall bear interest, accruing daily, at the rate then applicable to the Principal Amount.

4.9  General Indemnity

The Issuer will indemnify the Holder and save it fully harmless of and from all loss, cost, damage, expense, claims and liability which it may suffer or incur in connection with (i) the exercise by the Holder of its remedies and powers hereunder, (ii) any breach of the representations or warranties contained herein, or (iii) any failure by the Issuer to perform any of its covenants or obligations under this Debenture.

4.10 Financial Statements

The Issuer shall furnish or shall cause to be furnished to the Holder:

     (a) within ninety (90) days after the end of each of its fiscal years, financial statements as follows:

          (i) an audited unconsolidated balance sheet, prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis, of the Issuer as at the end of such year; and

          (ii) audited unconsolidated statements of profit and loss, surplus and source and use of funds, prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis, of the Issuer for such year;

     (b) within ninety (90) Business Days after the end of each fiscal quarter of the Issuer, in the form customarily prepared by management for internal purposes, unaudited financial statements for such quarter as follows:

          (i)  an unconsolidated balance sheet of the Issuer; and

          (ii) unconsolidated statements of profit or loss, surplus and source and use of funds of the Issuer.

4.11 Maintain Existence

The Issuer will at all times maintain its corporate existence and carry on its business in a proper and efficient manner.

4.12 Default

The Issuer will promptly notify the Holder of the occurrence of any event which with notice or lapse of time or both would result in an Event of Default.

4.13 Use of Proceeds

The Issuer will use the proceeds of amounts borrowed pursuant to this Debenture for general corporate purposes.

4.14 Indebtedness

The Issuer shall not incur any Indebtedness unless such Indebtedness contains express terms, or is issued under a deed, indenture or other instrument which contains express terms, providing that it is unsecured and either subordinate to or ranks pari passu with the Indebtedness evidenced by this Debenture. The term "Indebtedness" means, with respect to the Issuer: (i) the principal (including redemption payments), premium, if any, interest and other payment obligations in respect of (x) indebtedness of the Issuer for money borrowed, and (y) indebtedness evidenced by securities, debentures, bonds, notes or other similar instruments issued by the Issuer, including any such securities issued under any deed, indenture or other instrument to which the Issuer is a party (including, for the avoidance of doubt, indentures pursuant to which subordinated debentures have been or may be issued), (ii) any capital, operating or other lease obligations of the Issuer, (iii) any obligations of the Issuer issued or assumed as the deferred purchase price of property, any conditional sale obligations of the Issuer, any hedging agreements and agreements of a similar nature thereto and all agreements relating to any such agreements, and all obligations of the Issuer under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business), (iv) any obligations of the Issuer for reimbursement on any letter of credit, banker's acceptance, security purchase facility or similar credit transaction, (v) all obligations of the type referred to in clauses (i) through (iv) above of other persons for the payment of which the Issuer is responsible or liable as obligor, guarantor, surety or otherwise, and (vi) all obligations of the type referred to in clauses (i) through (v) above of other persons secured by any lien on any property or asset of the Issuer (whether or not such obligation is assumed by the Issuer), in each case whether outstanding at the date of original issue of this Debenture or thereafter incurred.

                                    ARTICLE 5
                                EVENTS OF DEFAULT

5.1  Acceleration

Whenever any Event of Default,  as defined in any of Sections 5.2(f),  (g), (h),
(i) or (j) occurs and is continuing and not waived by the Holder in writing, the Obligations shall be accelerated and immediately become due and payable in full without the necessity for any further action or notice by the Holder. Whenever any other Event of Default occurs and while it is continuing, the Holder may, at its option, declare the Obligations accelerated and immediately due and payable in full.

5.2  Events of Default

Each of the following events constitutes an "Event of Default":

     (a) the Issuer fails to make any payment of any of the Obligations when due and such default is not remedied within fifteen (15) Business Days of receipt of written notice by the Issuer of such non-payment;

     (b) the Issuer commits a breach of, or fails to observe or perform, any material covenant (other than those covered by subsection (a) above) under this Debenture or any other Agreement from time to time in effect between the Issuer and the Holder, whether relating to the Obligations or not, and such breach or failure is not cured within fifteen (15) Business Days of the date on which the Issuer receives written notice from the Holder that the Issuer must cure such breach or failure;

     (c) any representation and warranty made or deemed to be made by the Issuer under this Debenture shall prove to have been materially inaccurate when made or deemed to be made and such inaccuracy is not cured within fifteen (15) Business Days of the date on which the Issuer receives written notice from the Holder that the Issuer must cure such default;

     (d)  the Issuer ceases or threatens to cease to carry on its business;

     (e) the Issuer fails to discharge or obtain a stay of any judgment for the payment of money in excess of $25 million United States dollars rendered against it within forty-five (45) days of receiving notice of such judgment;

     (f) the Issuer commits any act of bankruptcy, becomes insolvent or admits its insolvency (as defined or provided for in any applicable statute);

     (g) any proceeding, voluntary or involuntary, is commenced respecting the Issuer pursuant to any statute relating to bankruptcy, insolvency, reorganization of debts, liquidation, winding up or dissolution, including, without limitation, any proceedings under the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada) or the Winding-up Act (Canada);

     (h) the Issuer passes any resolution for its liquidation, winding up or dissolution;

     (i) any Receiver, trustee, sequestor, custodian or liquidator or Person with similar powers is appointed judicially or extra-judicially for the Issuer or for any material part of its properties;

     (j) the Issuer, or any property of the Issuer valued in excess of $25 million United States dollars, becomes subject to any execution, sequestration or other analogous process of any court or to distress or any analogous process; or

     (k) the Issuer defaults under any Agreement with respect to any indebtedness to any Person other than the Holder and (i) the aggregate principal amount of such indebtedness exceeds $25 million United States dollars; and (ii) such default (A) continues beyond the applicable grace period, (B) is not waived by the relevant creditor, and (C) has resulted in the acceleration of any such indebtedness or obligation or the right of such Person to realize upon any collateral.

5.3  Cure Period

If an Event of Default referred to in Section 5.2(g), (i) or (j), (for purposes of this Section 5.3, a "Cure Period Event of Default") occurs and (i) the Issuer has not voluntarily initiated or co-operated in the initiation of such event;
(ii) immediately upon becoming aware of such event, the Issuer diligently and in good faith seeks to have such event discharged, discontinued or otherwise put to an end; and (iii) no other Event of Default (other than an Event of Default arising solely as the result of a Cure Period Event of Default) has then occurred and is continuing, then, during the thirty (30) day period after the Issuer first becomes aware of the Cure Period Event of Default, the Holder shall only enforce its rights arising from such Cure Period Event of Default to the extent reasonably necessary to protect its interests and shall, in its reasonable discretion, grant such waivers as it (in its sole discretion) determines are necessary or desirable. If, during such thirty (30) day period, the Issuer successfully and completely discharges, discontinues or otherwise puts to an end the event or circumstance giving rise to such Cure Period Event of Default, in each case, to the reasonable satisfaction of the Holder, and, provided no other Event of Default (other than an Event of Default arising solely as the result of such Cure Period Event of Default) or event (other than an event arising solely as the result of such Cure Period Event of Default) which, with notice or lapse of time or both, would become an Event of Default is then existing, such Cure Period Event of Default shall, to the extent not previously waived, be deemed to be cured and the Holder shall use reasonable efforts to return the Issuer to its position before such Event of Default (excluding past due interest). If the Cure Period Event of Default is not discharged, discontinued or otherwise put to an end as contemplated hereby, or if any other condition contemplated by this Section 5.3 is not satisfied at any relevant time, then the provisions of this Section 5.3 shall be deemed to be terminated and shall be of no further force or effect, and the relevant Cure Period Event of Default shall have and be deemed to have occurred as and from the date of its original occurrence.

5.4  Waiver

The Holder may waive any Event of Default or any breach by the Issuer of any of the provisions of this Debenture. No waiver, however, shall be deemed to extend to a subsequent breach or Event of Default, whether or not the same as or similar to the breach or Event of Default waived, and no act or omission by the Holder shall extend to, or be taken in any manner whatsoever to affect, any subsequent breach or Event of Default or the rights of the Holder arising therefrom. Any such waiver must be in writing and signed by the Holder to be effective.

                                    ARTICLE 6
                               REMEDIES ON DEFAULT

6.1  Remedies

     Upon the occurrence of an Event of Default, the Holder shall have all remedies at law or in equity available to it under this Debenture or applicable law. If the Holder demands payment of any Obligations due by maturity or acceleration, it shall be deemed reasonable for the Holder to exercise its remedies immediately if such payment is not made, and any days of grace or any time for payment which might otherwise be required to be afforded to the Issuer by applicable law, other than as set forth herein, is hereby irrevocably waived.

6.2  Remedies Cumulative

The rights, remedies and powers conferred by this Article 6 are in addition to, and not in substitution for, any other rights, remedies or powers the Holder may have under this Debenture at law, in equity or by or under any statute. The Holder may proceed by way of any action, suit or other proceeding at law or in equity and no right, remedy or power of the Holder shall be exclusive of or dependent on any other. Any right, remedy or power may be exercised separately or in combination, and at any time.

                                    ARTICLE 7
                                     GENERAL

7.1  Additional Covenants

The Issuer and the Holder agree, for so long as any event of default under the Bridge Credit Agreement or any renewal, refinancing or extension thereof or replacement therefore, including without limitation any debt securities issued in a public offering or private placement by the Holder, has occurred and is continuing (giving effect to all applicable grace and cure periods), as follows:

     (a) the Issuer and the Holder shall take all actions and do all things necessary within its control to ensure that the Holder remains an unlimited liability company subsisting under the laws of Nova Scotia, and shall not amend the constating documents of the Holder or enter into (or cause the Holder to enter into) any amalgamation, merger, statutory arrangement or other transaction pursuant to which the Holder would cease to be an unlimited liability company subsisting under the laws of Nova Scotia;

     (b) the Issuer shall remain the beneficial and record owner of 100% of the issued and outstanding shares and other equity interests in the Holder; and

     (c) in connection with any default or event of default that occurs or is declared pursuant to the terms of the Bridge Credit Agreement or any agreement, indenture or instrument relating to indebtedness incurred by the Holder in connection with any renewal, refinancing or extension thereof or replacement therefor (including without limitation any debt securities issued in a public offering or private placement by the Holder), the Holder, failing which, the Issuer, shall promptly take all actions and do all things necessary within their respective control to effect or cooperate with the filing of a petition for the winding-up or liquidation of the Holder under applicable law.

7.2  Assignment

Subject to the proposed assignment of its rights referred to in Section 7.8 (wherein the assignee shall be recognized), the Holder (or Holders) of this Debenture, as from time to time registered as such in the Register, will be regarded as exclusively entitled to the benefit of this Debenture and all Persons may act accordingly. This Debenture may be sold or otherwise assigned by the Holder, in whole or in part. No assignment of this Debenture shall be valid unless recorded on the Register pursuant to the direction in writing of the assignor Holder (or such Holder's executors, administrators or other legal representatives) or his or their attorney duly appointed by an instrument in writing, in any such case in form and execution satisfactory to the Issuer acting reasonably. Upon such sale, the purchaser of the Debenture shall have all rights as Debenture Holder (unless otherwise agreed).

7.3  Notice

Any notice, demand or other communication (in this Section, a "notice") required or permitted to be given or made hereunder shall be in writing and shall be sufficiently given or made if:

     (a) delivered in person during normal business hours of the recipient on a Business Day and left with a receptionist or other responsible employee of the recipient at the relevant address set forth below;

     (b) except during any period of actual or imminent interruption of postal services due to strike, lockout or other cause, sent by registered mail (or, if no registered mail is available, by prepaid first class mail); or

     (c)  sent by Transmission, charges prepaid and receipt confirmed;

to the Holder at the address recorded from time to time in the Register, which shall initially be in the case of Calpine Canada Energy Finance II ULC:

                           Calpine Canada Energy Finance II ULC
                           Suite 800,
                           Purdy's Wharf, Tower One
                           1959 Upper Water Street
                           P.O. Box 997 Halifax, Nova Scotia B3J 2X2

                           Fax Number:  (902) 420-1417
                           Attention:  Charles Reagh

                  and to the Issuer at:

                           Calpine Canada Resources Ltd.
                           Suite 1000, 350 - 7th Avenue S.W.
                           Calgary, Alberta  T2P 3N9

                           Fax Number:  (403) 298-8943
                           Attention:  Controller

Each notice sent in accordance with this Section shall be deemed to have been received:

                  (i)      at the time on the day it was delivered in person;

                  (ii) at the beginning of business on the third Business Day after it was mailed by registered mail (excluding each day on which there is any interruption of postal services due to strike, lockout or other cause);

                  (iii) one hour after they were sent on the same day that it was sent by Transmission, or at the start of business on the first Business Day thereafter if the day on which it was sent by Transmission was not a Business Day or if the time at which it was sent was not during or prior to normal business hours on a Business Day.

Addresses for notice may be changed by giving notice in accordance with this section.

7.4  Time of the Essence

Time is of the essence of this Debenture and each of its provisions.

7.5  Performance on Holidays

If any action is required to be taken pursuant to this Debenture on or by a specified date which is not a Business Day, then such action shall be valid if taken on or by the next succeeding Business Day.

7.6  Governing Law

This Debenture shall be governed by, and interpreted and enforced in accordance with, the laws in force in the Province of Alberta (excluding any conflict of laws rule or principle which might refer such construction to the laws of another jurisdiction). Each party hereto irrevocably submits to the non-exclusive jurisdiction of the courts of Alberta with respect to any matter arising hereunder or related hereto.

7.7  Entire Agreement

There are no representations, warranties, conditions, other agreements or acknowledgments, whether direct or collateral, express or implied, (including any representation, warranty, condition, agreement or acknowledgment in any other agreement or document delivered in connection with or in any manner related to this Debenture, unless expressly otherwise provided herein), that form part of or affect this Debenture or the Obligations, other than as set forth herein.

7.8  Successors and Assigns

This Debenture shall enure to the benefit of the Holder and its successors and assigns and be binding on the Issuer and its successors (including any successor by reason of amalgamation or statutory arrangement). The Holder confirms, and the Issuer acknowledges, that the Holder intends to assign the Holder's rights under Section 7.1 of this Debenture to the indenture trustee in relation to the indebtedness incurred to refinance the indebtedness outstanding under the Bridge Credit Agreement (as defined in Schedule "B").

7.9  Provisions Reasonable

The Issuer acknowledges that the provisions of this Debenture and, in particular, those respecting rights, remedies and powers of the Holder or any Receiver against the Issuer and its business upon the occurrence of an Event of Default which is continuing, are commercially reasonable and not manifestly unreasonable.

7.10 Invalidity

If any provision of this Debenture is determined to be invalid or unenforceable by a court of competent jurisdiction, that provision shall be deemed to be severed herefrom, and the remaining provisions of this Debenture shall not be affected thereby and shall remain valid and enforceable.

7.11 Debenture Lost or Stolen

If this Debenture is mutilated, lost, stolen or destroyed, the Issuer shall, upon being furnished with evidence satisfactory to it of such mutilation, loss, theft or destruction:

     (a) issue and deliver a replacement Debenture of like date and tenor as the one mutilated, lost, stolen or destroyed, in exchange for, in place of and upon cancellation of the mutilated Debenture, or in lieu of and in substitution for the lost, stolen or destroyed Debenture; and

     (b)  record such replacement Debenture in the Register.

7.12 Statutory Waivers

To the fullest extent permitted by law, the Issuer waives all of the rights, benefits and protections given by the provisions of any existing or future statute which imposes limitations upon the powers, rights or remedies of a secured party or upon the methods of realization of security, including any seize or sue or anti-deficiency statute or any similar provisions of any other statute.

7.13 Amendment

No Agreement purporting to amend, supplement or otherwise vary this Debenture shall be binding upon either the Issuer or the Holder unless that agreement is in writing and signed by the Issuer and the Holder, and is noted in the Register.

7.14 Receipt of Copy

The Issuer acknowledges receipt of a photocopy of this Debenture.

IN   WITNESS   WHEREOF   the   Issuer   has,   through   its   duly   authorized
representative(s), executed and delivered this Debenture on the date first written above.

                                        CALPINE CANADA RESOURCES LTD.


                                        By:      /s/ David D. Johnson        c/s
                                               ------------------------------
                                               Name:
                                               Title:


Acknowledged and Agreed:

                                        CALPINE CANADA ENERGY FINANCE II
                                        ULC


                                        By:      /s/ David D. Johnson        c/s
                                               ------------------------------
                                               Name:
                                               Title:

                                  SCHEDULE "A"

                                   Definitions


"Agreement" means any written agreement, indenture, instrument or undertaking.

"Business Day" means any day of the week except Saturday, Sunday or any statutory or civic holiday observed in Calgary, Alberta, Canada or San Jose, California, USA.

"Cure Period of Default" has the meaning ascribed thereto in Section 5.3 hereof.

"Debenture" means this debenture and all schedules attached hereto as the same may be amended, supplemented, restated, replaced, extended or renewed from time to time, and all references to "hereto", "herein", "hereof", "hereby" and "hereunder", including similar expressions, refer to this Debenture and not to any particular section or portion of it. References to "Article", "Section", or "Schedule" refer to the applicable article, section or schedule of this Debenture, as the case may be.

"Encumbrance" means any encumbrance of any kind whatever, choate or inchoate, and includes, without limitation, a security interest, mortgage, lien, charge, hypothec, pledge, hypothecation, security interest, trust or deemed trust, whether contractual, statutory or otherwise arising.

"Event of Default" means any of the events set out in Section 5.2.

"Holder" means, initially, Calpine Canada Energy Finance II ULC and means, at any time thereafter, the registered holder or holders of the Debenture according to the Register.

"including" means "including without limitation" and the term "including" shall not be construed to limit any general statement which it follows to the specific or similar items or matters immediately following it.

"Initial Reset Date" means May 2, 2008, being the first date in which the Interest Rate under this Debenture is reset pursuant to the provisions of
Section 2.2.

"Interest Advisory Notice" has the meaning ascribed thereto in Section 2.2 hereof.

"Interest Payment Date" has the meaning ascribed thereto in Section 2.1 hereof.

"Interest Period" has the meaning set forth on Schedule "B".

"Interest Rate" on any date means the rate per annum determined by adding the Premium to the Reference Rate in effect on such date. Interest shall be calculated hereunder on the basis of the actual number of days elapsed divided by 360 (the 360 day year being comprised of twelve 30 day months). The interest rate hereunder which is expressed as an annual rate for the purposes of the Interest Act (Canada) is equivalent to such determined rate multiplied by the actual number of days in the year in which same is to be ascertained and divided by 360 days.

"Interest Reset" means the change of Premium and/or Reference Rate proposed in an Interest Reset Notice by Holder to the Issuer given pursuant to Section 2.2 to the effect that Holder shall, effective the next Reset Date, unless the Issuer exercises its Prepayment Right, calculate the Interest Rate based upon such proposed Premium or Reference Rate.

"Interest Reset Notice" has the meaning ascribed thereto in Section 2.2 hereof.

"Maturity Date" means April 25, 2021.

"Obligations" means the Principal Amount of this Debenture, all interest due thereon and all other monies from time to time owing pursuant to this Debenture, together with the observance and performance by the Issuer of its covenants and obligations hereunder, including, without limitation, all expenses, costs and charges incurred by or on behalf of the Holder in connection with this Debenture or the enforcement thereof.

"Parties" means the parties to this Debenture and "Party" means any one of them.

"Person" includes an individual, corporation, partnership, joint venture, trust, unincorporated organization, the Crown or any agency or instrumentality thereof or any other entity recognized by law.

"Premium" means, for the initial sixty (60) month period commencing on the Bridge Refinancing Date (as defined in Schedule "B"), 45 basis points, and, commencing on the Initial Reset Date, until further altered by an Interest Reset, 25 basis points.

"Prepayment Amount" has the meaning ascribed thereto in Section 2.4 hereof.

"Prepayment Date" has the meaning ascribed thereto in Section 2.4 hereof.

"Prepayment Notice" has the meaning ascribed thereto in Section 2.3 hereof.

"Prepayment Right" has the meaning ascribed thereto in Section 2.3 hereof.

"Principal Amount" has the meaning ascribed thereto in Section 2.1 hereof.

"Receiver" means receiver, manager or receiver and manager.

"Reference Rate" has the meaning set forth on Schedule "B".

"Register" has the meaning ascribed thereto in Section 4.2 hereof.

"Reset Date" means the Initial Reset Date and, thereafter, the day following the last day of every Interest Period.

"Restated Principal Amount" has the meaning ascribed thereto in Section 2.4 hereof.

"Taxes" means all taxes, imposts, rates, levies, assessments and government fees or dues lawfully levied, assessed or imposed in respect of any Person or in respect of the Debenture (including in respect of any payment thereunder), including, without limitation, income, sales, excise, use, goods and services, property, business transfer and value added taxes.

"Transmission" means any electronic means of sending messages, including telex or facsimile transmission, which produces a permanent written record.

                                  SCHEDULE "B"

                          Interest Rate Determinations


"Bridge Credit Agreement" means the Bridge Credit Agreement, dated as of August 22, 2001, among Calpine Canada Energy Finance II ULC, as Borrower, the commercial lending institutions party thereto, as Lenders, Credit Suisse First Boston, as Co-Arranger and Documentation Agent, Bayerische Landesbank Girozentrale, as Lead Arranger and Syndication Agent, and The Bank of Nova Scotia, as Lead Arranger and Administrative Agent, as amended from time to time.

"Bridge Refinancing Date" means the date on which the indebtedness outstanding under the Bridge Credit Agreement is repaid in full using the proceeds of a public offering or private placement of debt securities of Calpine Canada Energy Finance II ULC (the "Refinancing Securities").

"Interest Period" (i) from the date hereof until the Bridge Refinancing Date, has the meaning given in the Bridge Credit Agreement and (ii) after the Bridge Refinancing Date, means (x) the period from and including the Bridge Refinancing Date through and including the first interest payment date under the Refinancing Securities to occur after the Bridge Refinancing Date (together with all successive interest payment dates thereunder, "Refinancing Payment Dates") and
(y)  thereafter,   each  six-month  period   commencing  on  (but  excluding)  a
Refinancing Payment Date and ending (and including) on the next succeeding Refinancing Payment Date.

"Reference Rate" means (i) in respect of all Interest Periods through and including the Interest Period ending on the Bridge Refinancing Date, the rate of interest borne by loans outstanding under the Bridge Credit Agreement during each such Interest Period, which rate shall be communicated to the Issuer by the Holder promptly after each determination thereof, (ii) in respect of the Interest Period commencing on the Bridge Refinancing Date and all Interest Periods thereafter through and including the Interest Period ending on the Initial Reset Date, the rate per annum borne by the debt securities issued by Calpine Canada Energy Finance II ULC in the issuance which results in the occurrence of the Bridge Refinancing Date, which rate shall be communicated by the Holder to the Issuer promptly after the determination thereof, and (iii) in respect of the Interest Period commencing on the Initial Reset Date and all Interest Periods thereafter, until altered by an Interest Reset, the per annum interest rate established from time to time by the Holder from time to time pursuant to an Interest Reset Notice.